                                                                   EXHIBIT(e)(2)

                                                   PLATINUM INVESTOR SURVIVOR II
                                      JOINT AND LAST SURVIVOR VARIABLE UNIVERSAL
                                         LIFE INSURANCE SUPPLEMENTAL APPLICATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, ("USL")
Member of American International Group, Inc.
Home Office: 830 Third Avenue, New York, NY 10022 * Administrative Center: P.O. Box 4880, Houston, TX 77210-4880
(This supplement must accompany the appropriate application for life insurance.)

NOTICE: The amount or the duration of the Death Benefit Proceeds and the Accumulation Value provided by the policy when based on the investment experience of a Separate Account, are variable, may increase or decrease, and not guaranteed as to the fixed dollar amount. Upon the owner's written request, USL will provide an illustration of the benefits and values of the policy, including the Death Benefits and the Accumulation Values.

The supplement and the application will be attached to and made a part of the policy.

APPLICANT INFORMATION -- SUPPLEMENT TO THE APPLICATION ON THE LIVES OF

    John Doe                      Jane Doe                        12/30/02
------------------          ----------------------           -------------------
Name of Proposed            Name of Other Proposed           Date of application
Contingent Insured          Contingent Insured               for life insurance

INITIAL ALLOCATION PERCENTAGES

INVESTMENT OPTIONS   In the "Premium Allocation" column, indicate how each
                     premium received is to be allocated. In the "Deduction
                     Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges.
                     Total allocations in each column must equal 100%. Use whole percentages only.

                                                          PREMIUM    DEDUCTION
                                                         ALLOCATION  ALLOCATION
                                                        -----------  ----------

   USL Declared Fixed Interest Account (18)                _______%    _______%
[  AIM VARIABLE INSURANCE FUNDS
   AIM V.I. International Growth Division (130)            _______%    _______%
   AIM V.I. Premier Equity Division (131)                  _______%    _______%
   THE ALGER AMERICAN FUND
   Alger American Leveraged AllCap Division (186)          _______%    _______%
   Alger American MidCap Growth Division (185)             _______%    _______%
   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   VP Value Division (153)                                 _______%    _______%
   CREDIT SUISSE TRUST
   Small Cap Growth Division (173)                         _______%    _______%
   DREYFUS INVESTMENT PORTFOLIOS
   MidCap Stock Division (155)                             _______%    _______%
   DREYFUS VARIABLE INVESTMENT FUND
   Quality Bond Division (139)                             _______%    _______%
   Developing Leaders Division (140)                       _______%    _______%
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   VIP Asset Manager Division (159)                        _______%    _______%
   VIP Contrafund Division (158)                           _______%    _______%
   VIP Equity-Income Division (156)                        _______%    _______%
   VIP Growth Division (157)                               _______%    _______%
   VIP Mid Cap Division (180)                              _______%    _______%
   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Franklin Small Cap Value Securities Division (181)      _______%    _______%
   Franklin U.S. Government Division (174)                 _______%    _______%
   Mutual Shares Securities Division (175)                 _______%    _______%
   Templeton Foreign Securities Division (176)             _______%    _______%
   JANUS ASPEN SERIES
   International Growth Division (160)                     _______%    _______%
   Mid Cap Growth Division (162)                           _______%    _______%
   Worldwide Growth Division (161)                         _______%    _______%
   J.P. MORGAN SERIES TRUST II
   JPMorgan Mid Cap Value Division (184)                   _______%    _______%
   JPMorgan Small Company Division (163)                   _______%    _______%
   MFS VARIABLE INSURANCE TRUST
   MFS Capital Opportunities Division (165)                _______%    _______%
   MFS Emerging Growth Division (141)                      _______%    _______%
   MFS New Discovery Division (166)                        _______%    _______%
   MFS Research Division (164)                             _______%    _______%
   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
   Mid-Cap Growth Division (167)                           _______%    _______%
   OPPENHEIMER VARIABLE ACCOUNTS FUNDS
   Oppenheimer Global Securities Division (183)            _______%    _______%
   Oppenheimer Multiple Strategies Division (182)          _______%    _______%
   PIMCO VARIABLE INSURANCE TRUST
   PIMCO Real Return Division (169)                        _______%    _______%
   PIMCO Short-Term Division (168)                         _______%    _______%
   PIMCO Total Return Division (170)                       _______%    _______%
   PUTNAM VARIABLE TRUST
   Putnam VT Diversified Income Division (144)             _______%    _______%
   PUTNAM VT GROWTH AND INCOME DIVISION (145)              _______%    _______%
   Putnam VT Int'l Growth and Income Division (146)        _______%    _______%
   SUNAMERICA SERIES TRUST
   SunAmerica Balanced Division (178)                      _______%    _______%
   Aggressive Growth Division (179)                        _______%    _______%
   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Equity Growth Division (142)                            _______%    _______%
   High Yield Division (143)                               _______%    _______%
   VALIC COMPANY I
   International Equities Division (132)                   _______%    _______%
   Mid Cap Index Division (133)                            _______%    _______%
   Money Market I Division (134)                           _______%    _______%
   Nasdaq-100 Index Division (136)                         _______%    _______%
   Science & Technology Division (137)                     _______%    _______%
   Small Cap Index Division (138)                          _______%    _______%
   Stock Index Division (135)                              _______%    _______%
   VANGUARD VARIABLE INSURANCE FUND
   High Yield Bond Division (171)                          _______%    _______%
   REIT Index Division (172)                               _______%    _______%
   VAN KAMPEN LIFE INVESTMENT TRUST
   Growth & Income Division (177)                          _______%    _______%
   Other:________________________________                  _______%    _______%]
                                                               100%        100%

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                                                                            0403

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DOLLAR COST AVERAGING

DOLLAR
COST
AVERAGING ($5,000 Minimum Beginning Accumulation Value) An amount can be systematically transferred from the Money Market I Division and transferred to one or more of the investment options below.
          The USL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

          Day of the month for transfers:      (Choose a day of the month
                                                between 1-28.)

          Frequency of transfers: [ ] Monthly [ ] Quarterly [ ] Semiannually
                                  [ ] Annually

          Transfer $                         ($100 Minimum, Whole Dollars Only)

[ AIM VARIABLE INSURANCE FUNDS
  AIM V.I. International Growth Division (130)                    $____________
  AIM V.I. Premier Equity Division (131)                          $____________
  THE ALGER AMERICAN FUND
  Alger American Leveraged AllCap Division (186)                  $____________
  Alger American MidCap Growth Division (185)                     $____________
  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP Value Division (153)                                         $____________
  CREDIT SUISSE TRUST
  Small Cap Growth Division (173)                                 $____________
  DREYFUS INVESTMENT PORTFOLIOS
  MidCap Stock Division (155)                                     $____________
  DREYFUS VARIABLE INVESTMENT FUND
  Quality Bond Division (139)                                     $____________
  Developing Leaders Division (140)                               $____________
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND
  VIP Asset Manager Division (159)                                $____________
  VIP Contrafund Division (158)                                   $____________
  VIP Equity-Income Division (156)                                $____________
  VIP Growth Division (157)                                       $____________
  VIP Mid Cap Division (180)                                      $____________
  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  Franklin Small Cap Value Securities Division (181)              $____________
  Franklin U.S. Government Division (174)                         $____________
  Mutual Shares Securities Division (175)                         $____________
  Templeton Foreign Securities Division (176)                     $____________
  JANUS ASPEN SERIES
  International Growth Division (160)                             $____________
  Mid Cap Growth Division (162)                                   $____________
  Worldwide Growth Division (161)                                 $____________
  J.P. MORGAN SERIES TRUST II
  JPMorgan Mid Cap Value Division (184)                           $____________
  JPMorgan Small Company Division (163)                           $____________
  MFS VARIABLE INSURANCE TRUST
  MFS Capital Opportunities Division (165)                        $____________
  MFS Emerging Growth Division (141)                              $____________
  MFS New Discovery Division (166)                                $____________
  MFS Research Division (164)                                     $____________
  NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  Mid-Cap Growth Division (167)                                   $____________
  OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Oppenheimer Global Securities Division (183)                    $____________
  Oppenheimer Multiple Strategies Division (182)                  $____________
  PIMCO VARIABLE INSURANCE TRUST
  PIMCO Real Return Division (169)                                $____________
  PIMCO Short-Term Division (168)                                 $____________
  PIMCO Total Return Division (170)                               $____________
  PUTNAM VARIABLE TRUST
  Putnam VT Diversified Income Division (144)                     $____________
  Putnam VT Growth and Income Division (145)                      $____________
  Putnam VT Int'l Growth and Income Division (146)                $____________
  SUNAMERICA SERIES TRUST
  SunAmerica Balanced Division (178)                              $____________
  Aggressive Growth Division (179)                                $____________
  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  Equity Growth Division (142)                                    $____________
  High Yield Division (143)                                       $____________
  VALIC COMPANY I
  International Equities Division (132)                           $____________
  Mid Cap Index Division (133)                                    $____________
  Nasdaq-100 Index Division (136)                                 $____________
  Science & Technology Division (137)                             $____________
  Small Cap Index Division (138)                                  $____________
  Stock Index Division (135)                                      $____________
  VANGUARD VARIABLE INSURANCE FUND
  High Yield Bond Division (171)                                  $____________
  REIT Index Division (172)                                       $____________
  VAN KAMPEN LIFE INVESTMENT TRUST
  Growth & Income Division (177)                                  $____________
  Other: _______________________________                          $____________]


AUTOMATIC REBALANCING

AUTOMATIC REBALANCING   ($5,000 Minimum Beginning Accumulation Value) Variable
                        division assets will be automatically rebalanced based on the premium percentages designated on Page 1 of this form. If the USL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                        Check Here for Automatic Rebalancing Frequency:
                             [ ] Quarterly [ ] Semiannually [ ] Annually

                        NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

MODIFIED ENDOWMENT CONTRACT

CONTRACT If any premium payment causes the policy to be classified as a modified endowment contract under
                        Section 7702A of the Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                  [X] YES [ ] NO

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                                                                            0403

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DEATH BENEFIT COMPLIANCE TEST

       [ ] Guideline Premium Test              [ ] Cash Value Accumulation Test

SPECIFIED AMOUNT

     Base Coverage $________ plus    Supplemental Coverage $____________

                      = Total Specified Amount $___________

SUITABILITY

ALL QUESTIONS MUST BE ANSWERED.      1. Have you, the Proposed Insured or Owner(s) (if different), received the variable universal life insurance policy prospectus and the prospectuses
                                        describing the investment options?                                            [X] yes [ ] no
 Initial appropriate box here:          (If "yes," please furnish the Prospectus dates.)

                                            Variable Universal Life Insurance Policy Prospectus: _________

                                            Supplements (if any):                                _________

                                     2. Do you understand and acknowledge:

                                        a. THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED
                                           ACCOUNTS WHICH MEANS THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT
                                           PROSPECTUSES FOR THE POLICY AND THE UNDERLYING ACCOUNTS?                   [X] yes [ ] no

                                        b. THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE
                                           SEGREGATED ACCOUNTS MAY VARY: AND                                          [X] yes [ ] no

                                           (1) ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE
                                               U.S. GOVERNMENT OR ANY STATE GOVERNMENT?                               [X] yes [ ] no

                                           (2) ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR
                                               ANY OTHER AGENCY, FEDERAL OR STATE?                                    [X] yes [ ] no

                                        c. THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED
                                           IN THE USL DECLARED FIXED INTEREST ACCOUNT?                                [X] yes [ ] no

                                        d. THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO
                                           ALLOW FOR THE ACCUMULATION OF VALUES IN THE SEGREGATED ACCOUNTS?           [X] yes [ ] no

                                        e. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE,
                                           DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?            [X] yes [ ] no

                                        f. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
                                           EXPERIENCE OF THE SEPARATE ACCOUNT, THE USL DECLARED FIXED INTEREST
                                           ACCOUNT ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?                      [X] yes [ ] no

                                     3. Do you believe the Policy you selected meets your insurance and investment
                                        objectives and your anticipated financial needs?                              [X] yes [ ] no

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                                                                            0403

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YOUR SIGNATURE

SIGNATURES

     Signed at (city, state)            Anytown, USA

     Print name of Broker/Dealer        ________________________________________

     X Registered Representative        State license # _________  Date ________

     X Proposed Contingent Insured       John Doe                  Date 12/30/02

     X Other Proposed Contingent Insured Jane Doe                  Date 12/30/02

     X Owner                                                       Date ________
     (If different from Proposed Contingent Insured)

     X Additional Owner                                            Date ________
     (If different from Other Proposed Contingent Insured)

AGLC0461-33                                                          Page 4 of 4
                                                                            0403